West Pharmaceutical Services, Inc. Fourth-Quarter & Full-Year 2017 Analyst Conference Call 9 a.m. Eastern Time, February 15, 2018 Speakers: Eric M. Green President and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer  A webcast of today’s call can be accessed in the ―Investors‖ section of the Company’s website: www.westpharma.com  To participate on the call, please dial: − 877-930-8295 (U.S.) − 253-336-8738 (International) − The conference ID is 9393569  An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, February 22, 2018, by dialing: − 855-859-2056 (U.S.) − 404-537-3406 (International) − The conference ID is 9393569 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the fourth-quarter and full-year 2017 and management’s discussion of those results during today’s conference call.

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain ―forward-looking statements‖ as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under ―Cautionary Statement‖ in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (―U.S. GAAP‖), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to ―Reconciliation of Non-GAAP Measures‖ at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. 2 |

Fourth-Quarter & Full-Year 2017 Results  Q4 reported net sales of $415.6 million, representing 4.5% organic sales growth ‒ Excluding impact of Venezuela deconsolidation & hurricane- related shut-downs, sales growth would have been 6.0%  Full-year 2017 reported net sales of $1.6 billion, representing 5.2% organic sales growth  Q4 adjusted-diluted EPS1 was $0.64, representing 19% growth  Full-year 2017 adjusted-diluted EPS1 was $2.78, representing 28% growth 3 | (1) Please refer to ―Notes to Non-GAAP Financial Measures‖ on slides 16-20, and ―Non-GAAP Financial Measures‖ in today’s press release, for additional information regarding adjusted diluted EPS.

Organic Sales Growth 4 | Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 FY 2017 Overall Organic Sales Growth 7.7% 8.7% 3.9% 3.7% 4.5% 5.2% Biologics DD MSD MSD LSD DD HSD Generics (MSD) (MSD) (MSD) LSD HSD FLAT Pharma HSD DD MSD (LSD) (LSD) MSD Contract Manufacturing DD DD DD DD DD DD Abbreviations: LSD – low-single digit; MSD – mid-single digit; HSD – high-single digit; DD – double digit

Proprietary Products Business Segment


Growth in High Value Products
100%
2013-2017 CAGR
Proprietary Product Net Sales
Standard
Delivery
HVP
Standard
Delivery
HVP
Standard 2%
Delivery 18%
HVP 11%
2013 Net Sales
2017 Net Sales

- High-value product sales grew annually by 11%
- Drug delivery business continues to expand off of a small base
  - SelfDose™ Injector—2018 PharmaPack Innovator Award
  - SmartDose® Platform next generation devices introduced in November, 2017
- Growth will be fueled by volume, price and adoption of HVP, including new product launches

5 |

R&D Portfolio Productivity New products launched over the past five years contributed more than 100 basis points of organic sales growth in 2017 6 | Advancing Our Core With technical manufacturing advances to produce higher value products Delivery Devices That integrate West’s containment and delivery expertise Administration Systems Systems that build West’s presence in the injectable marketplace

7 | 2013 2017 Growth in Healthcare-Focused Areas Net Sales Net Sales Contract Manufacturing Business Segment 100% Contract Manufacturing Net Sales Healthcare Healthcare Consumer Consumer 2013-2017 CAGR Consumer -2% Healthcare 9%  Healthcare business grew annually by 9%  Majority of growth is in the drug delivery & diagnostics segments  As part of long-term strategy, de-emphasizing consumer to make room for additional healthcare- related business  Future opportunity to expand capabilities to drive future growth

8 | Design & Prototyping Injection Molding of Plastics Product Assembly Project Management Global, Large-scale Capacity Customers’ Commercial Products Contract Manufacturing Business Segment Dublin Contract Manufacturing Facility  5 consecutive quarters of double- digit growth  Expanding capabilities & capacity to grow healthcare business West Contract Manufacturing Model

 Improved results in service & quality to customers ‒ More than 40% reduction in average lead time across network ‒ Improved quality; less than 80 out-of-spec parts per billion  Acceleration of process excellence improvements across global network, driving improvements in customer value stream  Streamlining our plant network to enable investments to drive our high-value proprietary products and healthcare-related contract manufacturing business, and drive margin expansion 9 | Global Operations 2017 AWARD FINALIST

10 | Fourth-Quarter 2017 Summary Results ($ millions, except earnings-per-share (EPS) data) (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 16-20 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended December 31, 2017 2016 Reported Net Sales $415.6 $382.3 Net Sales at Constant Currency (1) $399.7 $382.3 Gross Profit Margin 30.9% 32.3% Reported Operating Profit $61.0 $54.3 Adjusted Operating Profit (1) $61.0 $54.9 Reported Diluted EPS $ - $0.52 Adjusted Diluted EPS (1) $0.64 $0.54

$415.6 $14.9 $15.9 $2.5 $382.3 2016 Volume & Mix Currency Sales Price 2017 Change in Consolidated Net Sales Fourth-quarter 2016 to 2017 ($ millions) 11 |

30.9% (0.2%) (0.3%) (1.0%) (1.3%) 0.7% 0.4% 0.3% 32.3% 2016 Volume & Mix Sales Price Efficiency Net Currency Raw Material Plant OH Other 2017 Change in Gross Profit Margin % Fourth-quarter 2016 to 2017 12 |

Change in SG&A Costs Fourth-quarter 2016 to 2017 ($ millions) $58.9 $0.7 $1.1 $3.1 $1.5 $1.4 $60.9 2016 Comp and Benefits Currency Translation Professional Services U.S. Pension Other 2017 15.9% of Net Sales 14.2% of Net Sales 13 |

Cash Flow and Balance Sheet Metrics ($ millions) 14 | CASH FLOW ITEMS (UNAUDITED) (in millions) FINANCIAL CONDITION (UNAUDITED) (in millions) Twelve Months Ended December 31, 2017 2016 Depreciation and amortization $96.7 $90.7 Operating cash flow $263.3 $219.4 Capital expenditures $130.8 $170.2 As of December 31, 2017 As of December 31, 2016 Cash and cash equivalents $235.9 $203.0 Debt $197.0 $228.6 Equity $1,279.9 $1,117.5 Net debt-to-total invested capital N/A 2.2% Working capital $464.0 $400.9

Full-Year 2018 Guidance  Full-year 2018 reported net sales are expected to be in a range between $1.720 billion to $1.730 billion*  Full-year 2018 net sales at constant-currency growth is expected to be within our long-term projected 6-8% range ‒ Excluding 2017 net sales that will not recur in 2018, constant-currency sales growth is expected to be at the high end of that 6-8% range  Full-year 2018 adjusted-diluted EPS is expected to be in a range between $2.80 to $2.901,2 ‒ This includes an estimated positive EPS impact of $0.14 from tax benefits from stock-based compensation ‒ In conjunction with the ongoing Global Operations strategy, our Board of Directors has approved a restructuring program that will help streamline our manufacturing plant network. These changes are expected to be implemented over the next twelve to twenty-four months. The plan will require restructuring expense in the range of $8.0 million to $13.0 million and capital expenditures in the range of $9.0 million to $14.0 million. Once fully completed, we expect that the plan will provide the Company with annualized savings in the range of $17.0 million to $22.0 million. 15 | * Using exchange rate of $1.20 per Euro. (1) Please refer to ―Notes to Non-GAAP Financial Measures‖ on slides 16-20, and ―Non-GAAP Financial Measures‖ in today’s press release, for additional information regarding adjusted diluted EPS. (2) Guidance excludes possible cost and benefits from the announced Global Operations restructuring plan.

Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see ―Financial Guidance‖ and ―Non-GAAP Financial Measures‖ in today’s press release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement 16 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-20), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 17 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Twelve months ended December 31, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $228.9 $80.9 $150.7 $1.99 Tax law changes - (48.8) 48.8 0.64 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $240.0 $32.1 $210.6 $2.78 Three months ended December 31, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $61.0 $61.8 $ - $ - Tax law changes - (48.8) 48.8 0.64 Adjusted (Non-GAAP) $61.0 $13.0 $48.8 $0.64

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-20), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 18 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Three months ended December 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $54.3 $16.1 $39.1 $0.52 Restructuring and related charges 2.7 0.9 1.8 0.02 Pension curtailment gain (2.1) (0.8) (1.3) (0.01) Tax law changes - (0.7) 0.7 0.01 Adjusted (Non-GAAP) $54.9 $15.5 $40.3 $0.54 Twelve months ended December 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $196.8 $54.4 $143.6 $1.91 Restructuring and related charges 26.4 9.0 17.4 0.23 Venezuela currency devaluation 2.7 - 2.7 0.04 Pension curtailment gain (2.1) (0.8) (1.3) (0.01) Tax law changes - (1.0) 1.0 0.01 Adjusted (Non-GAAP) $223.8 $61.6 $163.4 $2.18

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-20), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. 19 | Reconciliation of Net Sales to Net Sales at Constant Currency (1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended December 31, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $306.4 $109.2 $ - $415.6 Effect of changes in currency translation rates (12.3) (3.6) - (15.9) Net sales at constant currency (Non-GAAP) (1) $294.1 $105.6 $ - $399.7 Twelve months ended December 31, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $1,236.9 $362.5 $(0.3) $1,599.1 Effect of changes in currency translation rates (8.4) (3.8) - (12.2) Net sales at constant currency (Non-GAAP) (1) $1,228.5 $358.7 $(0.3) $1,586.9

20 | Reconciliation of Reported Diluted EPS Guidance to Adjusted Diluted EPS guidance 2017 Actual 2018 Guidance % Change Reported-diluted EPS $1.99 $2.80 to $2.90 40.7% to 45.7% Venezuela deconsolidation 0.15 - Tax law changes impact 0.64 - Adjusted-diluted EPS $2.78 $2.80 to $2.90 0.7% to 4.3% Stock compensation tax benefit (0.44) (0.14) Adjusted-diluted EPS excluding stock comp tax benefit $2.34 $2.66 to $2.76 13.7% to 17.9% Notes: Please refer to ―Notes to Non-GAAP Financial Measures‖ on slides 16 to 18, and ―Non-GAAP Financial Measures‖ in today’s press release, for additional information regarding adjusted diluted EPS. Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.20 for 2018. 2017 results were translated at an average rate of $1.13. Each $0.01 change in the euro exchange rate results in approximately a $0.01 change in EPS. Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 16-20), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items.